KEMPER
TECHNOLOGY FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE SIX MONTHS ENDED APRIL 30, 1997

SEEKING GROWTH OF CAPITAL.

                   " . . .    New products and the laws of
                supply and demand have a greater effect on the
              performance of technology stocks than do economic
                           conditions. The last six
                      months have been a good example ."

                                                            [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of
Investments
14
Financial Statements
16
Notes to
Financial Statements
20
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)
--------------------------------------------------------------------------------

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                          -0.73%
CLASS B                          -1.28%
CLASS C                          -1.17%
LIPPER SCIENCE & TECHNOLOGY
  FUNDS CATEGORY AVERAGE*         1.19%
--------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investment by the fund in emerging technology companies presents greater risk than investment in more established companies.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                       AS OF         AS OF
                                      4/30/97       10/31/96
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS A         $11.13         $13.16
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS B         $10.68         $12.77
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND CLASS C         $10.77         $12.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 KEMPER TECHNOLOGY FUND
 LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY

                       CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
1-YEAR                  #22 OF            #25 OF          #24 OF
                       44 FUNDS          42 FUNDS        42 FUNDS
--------------------------------------------------------------------------------
5-YEAR                  #12 OF             N/A              N/A
                       16 FUNDS
--------------------------------------------------------------------------------
10-YEAR                 #11 OF             N/A              N/A
                       12 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------

During the period, Kemper Technology Fund made the following distributions per share:

                                        CLASS     CLASS      CLASS
                                          A         B          C
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                  $2.11      $2.11       $2.11
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY FUNDS STYLE BOX
--------------------------------------------------------------------------------

STYLE
   VALUE           BLEND           GROWTH
                                                   SIZE
    / /             / /             /X/    LARGE
    / /             / /             / /    MEDIUM
    / /             / /             / /    SMALL



Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of April 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)                         8.5                    8.25                   8.25                    9
INFLATION RATE(3)                     2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)              4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)                  2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

PERFORMANCE UPDATE

[KORTH PHOTO]

FRANK KORTH IS SENIOR VICE PRESIDENT OF ZURICH KEMPER INVESTMENTS, INC. (ZKI) AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND. KORTH RECEIVED HIS B.A. DEGREE FROM MANKATO STATE UNIVERSITY OF MINNESOTA IN MATHEMATICS AND HIS MASTERS OF BUSINESS IN FINANCE FROM BERNARD M. BARUCH COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WHILE THE OVERALL STOCK MARKET MOVED HIGHER DURING THE LAST SIX MONTHS, TECHNOLOGY STOCKS STRUGGLED THROUGH A "STEALTH" CORRECTION, WITH INDIVIDUAL INDUSTRIES DECLINING IN TURN. THE END RESULT: FLAT PERFORMANCE FOR THE FUND AND FOR TECH STOCKS AS A WHOLE.

Q   FRANK, HOW HAVE TECHNOLOGY STOCKS PERFORMED VERSUS THE OVERALL MARKET
DURING THE LAST SIX MONTHS?

A   Although the broad market averages gained ground, technology stocks have had a much tougher time of it. For example, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average gained 14.71% and 17.42%, respectively. In comparison, the average technology fund managed only a 1.19% gain for the period. Kemper Technology Fund's Class A shares total return was -0.73%, unadjusted for sales charge.*

  There are many reasons behind the lagging performance of technology stocks during the period, the primary one being fear of rising interest rates. The stocks of technology companies are often more sensitive to rising rates than those of other companies, since they tend to be smaller firms that borrow to help finance new ventures and products. When interest rates rise, borrowing becomes more expensive, which may potentially cut into profits. So as interest rates edged up through the last six months, investors have become concerned that earnings for technology companies might not be up to expectations.

  In addition, the natural product cycles of technology companies have come into play. New products and the laws of supply and demand often have a greater effect on the performance of technology stocks than do economic considerations. The last six months have been a good example. During 1996, the economy was growing well, yet semiconductor manufacturers were hit hard due to competitive pricing and a glut of chips on the market. Those companies now seem to be coming around.

  And finally, the cyclical nature of tech stocks makes the market a magnet for timers and momentum players -- that is, investors who look to jump into a sector when it's heating up, and who bail out at the first sign of trouble. Any little thing -- interest rate tremors, a two-cent shortfall in earnings, or an outlook from management that wasn't as rosy as analysts expected -- sent stock prices plummeting as momentum investors headed for the exits.

* SOURCE: LIPPER ANALYTICAL SERVICES. THE S&P 500 AND THE DOW JONES INDUSTRIAL AVERAGE ARE UNMANAGED INDICES GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET. TECHNOLOGY STOCKS ARE REPRESENTED BY THE LIPPER SCIENCE AND TECHNOLOGY FUND CATEGORY AVERAGE.

Q   IS THIS TYPE OF ROLLER-COASTER RIDE UNUSUAL IN THE TECHNOLOGY MARKET?

A   Not historically. Over the last ten years, there have been several declines similar in magnitude, as the accompanying chart illustrates. It's important

PERFORMANCE UPDATE

                                 [BAR GRAPH]

                                1st Quarter      2nd Quarter     3rd Quarter    4th Quarter
        88                         0.64             8.39          -25.52           5.04
        89                         9.22            -7.62            0.47           3.57
        90                         8.01             9.83           -0.14           4.78
        91                        11.35           -26.05           16.17          27.89
        92                        -7.63            11.86           12.73           0.72
        93                        -7.43             4.49           18.35           2.29
        94                         8.74            10.27            1.28           2.33
        95                        -6.39            15.48            6.09           6.71
        96                        20.21            15.94           -5.69           0.45
        97                         7.29             6.08            5.12           -8.6


      PERFORMANCE OF TECHNOLOGY SECTOR VERSUS OTHER SECTORS AND THE MARKET

                                                                TOTAL RETURN    AVERAGE ANNUAL TOTAL RETURN
                                                               YTD AS OF 4/97    FOR FIVE YEARS ENDED 4/97
-----------------------------------------------------------------------------------------------------------
TECHNOLOGY                                                         -5.30%                  21.54%
-----------------------------------------------------------------------------------------------------------
S&P 500                                                             8.81                   17.08
-----------------------------------------------------------------------------------------------------------
GROWTH AND INCOME                                                   4.72                   14.59
-----------------------------------------------------------------------------------------------------------
SMALL CAP                                                          -7.55                   13.90
-----------------------------------------------------------------------------------------------------------
GROWTH                                                              2.45                   13.87
-----------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION                                               -2.06                   12.86
-----------------------------------------------------------------------------------------------------------

Source: Lipper Analytical Services. Sector performance represented by the Lipper fund category average. This information is historical and does not represent future performance.

for investors to remember that the technology sector is a volatile place, and always has been. A company's main product line can be made obsolete virtually overnight. Conversely, a new product can help a company's earnings explode.

  However, over the longer term this volatility has been mostly on the UPSIDE
 ... While the tech sector was one of the worst performing sectors over the first four months of 1997, it has been by far the best performer over the last five years.

Q   WHAT STRATEGIES DID YOU USE TO HELP COMBAT THE SECTOR'S GYRATIONS?

A   One thing we DIDN'T do was try to time the market's ups and downs and jump in and out of cash. Overall, our philosophy is to stay fully invested or close to it. That's partly because our shareholders expect us to be invested in stocks rather than trying to time the market, but mostly because one never knows when a group of stocks might rebound.

  That said, we concentrated on staying diversified while overweighting the areas of the market that looked most attractive. Primarily, we looked to buy the stocks of larger companies and reduce our weighting in small company stocks. During times of uncertainty, the stocks of large companies tend to perform better, since they typically enjoy stronger cash flows, deeper pockets, and more established product lines. As it turned out, larger companies did tend to

PERFORMANCE UPDATE

perform better over the last six months.

  We also paid close attention to the price moves of solid companies. The one good thing about a correction is that it gives you the opportunity to buy the stocks of strong companies that have sold off as short-term investors exit the market. As a result, we were able to upgrade the quality of the portfolio without paying exorbitant multiples. Often, prices for the companies we bought were at or near one-year lows.

  No one knows better than us how hard it can be to watch stock prices move up in other sectors while the technology sector struggles. But it's just these types of conditions that enable us to add value for our shareholders in the long run.

Q   WHERE DID YOU CONCENTRATE YOUR PURCHASES?

A   As I mentioned earlier, semiconductors had just come through a period of dramatic weakness, and prices on many companies were quite attractive. Rather than purchase the stocks of semiconductor manufacturers, however, we tended to buy the stocks of companies that make the EQUIPMENT that makes semiconductors. That way, we didn't have to try to determine which semiconductor maker was going to build which plant and when -- the orders for equipment would come regardless. Purchases we made during the period included DuPont Photomasks and Integrated Process Equipment Corp.

  In addition, we increased the portfolio's weighting in networking. These stocks declined in the first quarter when they reported earnings that were modestly under expectations. However, most of these companies still boast growth rates roughly four times that of the overall market, so we believe they offer good value even though their earnings growth has tailed off somewhat. Newbridge Networks and Lucent Technology, two companies which announced new products with good potential to boost profits, were among our networking purchases. Cisco Systems remains one of our largest holdings.

  To finance our purchases, we lightened up a bit on our exposure to disk-drive makers and PC manufacturers. However, we still maintain a presence in the PC area, particularly through Dell Computer Corp., the world's largest direct marketer of PCs.

Q   ALTHOUGH THE FIRST TWO WEEKS OF MAY WERE OUTSIDE THE REPORTING PERIOD FOR
THIS DOCUMENT, IT'S IMPORTANT TO NOTE THAT THE MARKET RALLIED STRONGLY, AND TECHNOLOGY STOCKS IN PARTICULAR POSTED POWERFUL GAINS. COULD THIS BE THE START OF A PROLONGED RALLY IN TECH STOCKS?

A   That might be pushing it a bit. What it does show is how fast these stocks can rebound in a short period of time. And it shows exactly why we prefer to take our lumps and stay invested consistently rather than try to time the market's cycles.

  Investors must always keep in mind that technology stocks should be a long-term proposition. But if you believe, as I do, that technology will play a major role in the development of health care, communications, finance, information management and entertainment, then a growth-oriented investor may be wise to have part of his or her portfolio in technology stocks.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on April 30, 1997, and on October 31, 1996.

                       [SIX-MONTH COMPARISON BAR GRAPH]

                              KEMPER TECHNOLOGY FUND     KEMPER TECNOLOGY FUND
                                   AS OF 4/30/97            AS OF 10/31/96
ELECTRONIC COMPONENTS                  25.9%                     12.9%

COMMUNICATIONS                         21.4%                     25.7%

SYSTEMS, SOFTWARE & SERVICES           15.1%                     20.9%

PERSONAL COMPUTING                     14.9%                     14.2%

LIFE SCIENCE                           12.1%                     21.8%

INDUSTRIAL TECHNOLOGY/MISC.            10.6%                      4.5%


A COMPARISON WITH THE HAMBRECHT & QUIST INDEX

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Technology Fund represented on April 30, 1997, compared with the industry sectors that make up the Hambrecht & Quist (H&Q) Technology Index. In contrast with broader indexes such as the Russell 1000 Growth Index or the S&P 500 Stock Index, the H&Q is comprised only of technology stocks and, as such, is used by management of Kemper Technology Fund as an internal performance benchmark.

                   [HAMBRECHT & QUIST COMPARISON BAR GRAPH]

                            KEMPER TECHNOLOGY FUND       H&Q TECHNOLOGY INDEX
                                AS OF 4/30/97                AS OF 4/30/97
ELECTRONIC COMPONENTS                25.9%                        21.8%

COMMUNICATIONS                       21.4%                        20.8%

SYSTEMS, SOFTWARE & SERVICES         15.1%                        35.5%

PERSONAL COMPUTING                   14.9%                        18.0%

LIFE SCIENCES                        12.1%                         0.0%

INDUSTRIAL TECHNOLOGY/MISC.          10.6%                         3.9%

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 29.6% of the fund's total net assets on April 30, 1997

-------------------------------------------------------------------------------------------------------
          HOLDINGS                                                                              PERCENT
-------------------------------------------------------------------------------------------------------
1.          INTEL                        Engaged in the design, development, manufacture and       5.7%
                                         sale of advanced microcomputer components, such as
                                         integrated circuits and other related products.
-------------------------------------------------------------------------------------------------------
2.          DELL COMPUTER                The world's largest direct marketer of PCs and a major    3.4%
                                         manufacturer of them as well. Their focus on direct
                                         distribution leads to low costs and the ability to
                                         react quickly to changing market conditions.
                                         Management has been strengthened in recent years.
-------------------------------------------------------------------------------------------------------
3.          TEXAS INSTRUMENTS            A high technology company with sales or manufacturing     3.0%
                                         operations in over 30 countries. TI products and
                                         services include semiconductors, defense electronics
                                         systems, software productivity tools, computer and
                                         peripheral products and consumer products.
-------------------------------------------------------------------------------------------------------
4.          CISCO SYSTEMS                The largest, most comprehensive supplier of routing       3.0%
                                         software and related systems that direct the flow of
                                         data between local area networks, this company is a
                                         play on the explosive growth of the Internet.
-------------------------------------------------------------------------------------------------------
5.          ASCEND COMMUNICATIONS        Develops, manufactures, markets and sells a wide range    2.7%
                                         of high speed digital wide area network access
                                         products that enable customers to build
                                         video-conference networks; remote LAN access networks
                                         that provide remote offices, tele-commuters and mobile
                                         computer users to access corporate backbone networks;
                                         and voice, video and data integrated access networks.
-------------------------------------------------------------------------------------------------------
6.          APPLIED MATERIALS            The world's largest supplier of wafer fabrication         2.7%
                                         systems and services to the global semiconductor
                                         industry.
-------------------------------------------------------------------------------------------------------
7.          MICROCHIP TECHNOLOGY         A semiconductor manufacturer specializing in              2.4%
                                         production of low-cost field programmable
                                         microcontrollers and related specialty memory devices
                                         for a variety of industries.
-------------------------------------------------------------------------------------------------------
8.          TELLABS, INC.                Designs, assembles, markets and services                  2.3%
                                         telephone-related signaling and transmission systems
                                         and other products used for telecommunication services
                                         for public and private voice/data communication
                                         networks.
-------------------------------------------------------------------------------------------------------
9.          MOTOROLA                     Manufactures electronic communications equipment and      2.2%
                                         components.
-------------------------------------------------------------------------------------------------------
10.         MICROSOFT CORP.              Develops, markets and supports a variety of               2.2%
                                         microcomputer software, operating systems, languages
                                         and application programs, related books and peripheral
                                         devices.
-------------------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                      NUMBER OF SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS--24.6%             (b)Adaptec, Inc.                                    250,000   $    9,250
                                         (b)Altera Corp.                                     325,000       16,108
                                         (b)Analog Devices                                   650,666       17,405
                                         (b)Cypress Semiconductor Corp.                      100,000        1,387
                                         (b)ESS Technology, Inc.                             300,000        4,125
                                            Intel Corp.                                      385,000       58,953
                                         (b)LSI Logic Corp.                                  300,000       11,475
                                            Linear Technology Corp.                          330,000       16,583
                                         (b)Maxim Integrated Products                        150,000        7,931
                                         (b)Microchip Technology                             800,000       25,000
                                            Micron Technology, Inc.                          500,000       17,625
                                         (b)National Semiconductor Corp.                     300,000        7,500
                                         (b)Novellus Systems                                 250,000       14,437
                                         (b)SGS-Thomson Microelectronics                     150,000       11,756
                                            Texas Instruments                                350,000       31,238
                                         (b)TranSwitch Corp.                                 125,511          549
                                         (b)Vitesse Semiconductor Corp.                      100,000        3,150
                                            ---------------------------------------------------------------------
                                                                                                          254,472
-----------------------------------------------------------------------------------------------------------------
PERSONAL COMPUTING--14.1%                   Canon Inc.                                        45,000        1,067
                                         (b)Compaq Computer Corp.                            100,000        8,538
                                         (b)Dell Computer Corp.                              421,048       35,236
                                         (b)Gateway 2000                                     200,000       10,975
                                         (b)Komag, Inc.                                       85,000        2,401
                                         (b)Logitech International S.A.                      100,000        1,838
                                         (b)Micron Electronics                               250,000        5,094
                                         (b)Microsoft Corp.                                  185,000       22,478
                                         (b)Quantum Corp.                                    400,000       16,675
                                         (b)Read-Rite Corp.                                  250,000        6,469
                                         (b)Seagate Technology                               300,000       13,763
                                         (b)Western Digital Corp.                            350,000       21,569
                                            ---------------------------------------------------------------------
                                                                                                          146,103
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--20.4%                    (b)ADC Telecommunications, Inc.                     300,000        7,838
                                         (b)Andrew Corp.                                     300,000        7,425
                                         (b)Ascend Communications, Inc.                      600,000       27,450
                                         (b)Cascade Communications                           400,000       12,600
                                         (b)Cisco Systems                                    600,000       31,050
                                            L.M. Ericsson Telephone Co.
                                           American Depositary Receipts                      225,000        7,566
                                           Common "B" shares                                  69,870        2,209
                                         (b)FORE Systems, Inc.                               150,000        2,287
                                            Globalstar Telecommunications,
                                            convertible preferred                            250,000       13,000
                                            Harris Corp.                                     150,000       12,825
                                            Lucent Technology Corp.                          100,000        5,912
                                         (b)MRV Communications                               125,000        2,578
                                            Motorola                                         400,000       22,900
                                         (b)Netcom On-Line Communications Services             8,427           87
                                         (b)Newbridge Networks Corp.                         150,000        4,762
                                         (b)PairGain Technologies, Inc.                      275,000        7,150
                                         (b)QUALCOMM, Inc., convertible preferred            204,000        8,976
                                      (a)(b)Socket Communications, Inc.                      134,756           75
                                         (b)Tellabs, Inc.                                    600,000       23,925
                                         (b)Worldcom                                         400,000        9,600
                                         (b)Xylan Corp.                                       43,679          650
                                            ---------------------------------------------------------------------
                                                                                                          210,865
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------
SYSTEMS, SOFTWARE
AND SERVICES--14.3%                         Adobe Systems                                    300,000   $   11,738
                                         (b)BMC Software                                     100,000        4,325
                                         (b)Baan Company N.V.                                 41,730        2,187
                                         (b)Cadence Design Systems                           350,000       11,200
                                         (b)Data General Corp.                               350,000        6,563
                                         (b)Forte Software Inc.                              175,000        1,657
                                         (b)Gartner Group                                    300,000        7,875
                                            Getronics                                         19,500          591
                                            HBO & Co.                                        275,000       14,712
                                            Hewlett-Packard Co.                              150,000        7,875
                                         (b)Logic Works                                       27,638          145
                                         (b)McAfee Associates                                125,000        6,969
                                         (b)Oracle Corp.                                     175,000        6,956
                                         (b)Parametric Technology Corp.                      265,000       11,991
                                         (b)PeopleSoft Inc.                                  375,000       15,562
                                         (b)Pure Atria Corp.                                 250,000        2,437
                                         (b)Rational Software                                250,000        3,453
                                            SAP AG                                            12,130        2,209
                                         (b)Scopus Technology                                185,000        4,949
                                         (b)Sykes Enterprises, Inc.                          300,000        8,550
                                         (b)Versant Object Technology                        170,000          829
                                         (b)VIASOFT                                          150,000        6,375
                                         (b)Xilinx, Inc.                                     185,000        9,065
                                            ---------------------------------------------------------------------
                                                                                                          148,213
-----------------------------------------------------------------------------------------------------------------
LIFE SCIENCES--11.5%
                                         (b)Angeion Corp.                                    425,000        1,700
                                         (b)Biochem Pharma, Inc.                             700,000       12,589
                                         (b)Biogen                                           485,000       15,520
                                         (b)British Biotech PLC                              258,750        1,014
                                         (b)Centocor, Inc.                                   450,000       12,656
                                            Elsai Co., Ltd                                    87,000        1,508
                                            Glaxo Wellcome                                   125,235        2,465
                                            Guidant Corp.                                    155,000       10,579
                                         (b)Incyte Pharmaceuticals, Inc.                     100,000        4,250
                                         (b)Lifecore Biomedical                              170,000        2,125
                                         (b)Martek Biosciences Corp.                         250,000        3,656
                                      (a)(b)Med Venture Associates II, L.P.,
                                            6.1% limited partnership interest                     --          732
                                         (b)Pharmos Corp.                                    411,349          501
                                         (b)Physician Computer Network                       300,000        1,594
                                      (a)(b)Survivalink Corp. with warrants expiring
                                            2001                                             260,000          945
                                         (b)Thermedics, Inc.                                  10,000           99
                                            Thermo Electron Corp.                            600,000       20,700
                                      (a)(b)Trex Medical                                      60,000          615
                                            U.S. Surgical Corp.                              325,000       11,131
                                         (b)VidaMed, Inc.                                    300,000        2,063
                                            Warner-Lambert Co.                               125,000       12,250
                                            ---------------------------------------------------------------------
                                                                                                          118,692
-----------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL TECHNOLOGY AND
MISCELLANEOUS--10.1%
                                         (b)Alyn Corp.                                        11,400   $      101
                                      (a)(b)Advanced Technology Ventures II, L.P.,
                                            17.9% limited partnership interest                    --          415
                                         (b)Applied Materials, Inc.                          500,000       27,438
                                            Ashland Coal                                      35,000          932
                                      (a)(b)Asset Management Associates 1996, L.P.,
                                            2.5% limited partnership interest                     --          496
                                         (b)Commodore Separation Technologies, Inc.,
                                            convertible preferred with warrants expiring
                                            2002                                              50,000          525
                                      (a)(b)Crosspoint Venture Partners 1993, L.P.,
                                            3.1% limited partnership interest                     --        2,622
                                         (b)Cymer Laser, Inc.                                150,000        6,169
                                         (b)DuPont Photomasks, Inc.                          220,000       10,533
                                      (a)(b)GEO Capital III, L.P.,
                                            5.0% limited partnership interest                     --        1,583
                                      (a)(b)GEO Capital IV, L.P.,
                                            2.9% limited partnership interest                     --          696
                                         (b)Integrated Process Equipment Corp.               250,000        3,406
                                            Matsushita Electric Industrial Co., Ltd.         116,000        1,855
                                         (a)Metrika Systems                                  133,333        1,000
                                            Murata Manufacturing                              47,000        1,733
                                            Ricoh Company, Ltd.                               51,000          607
                                         (b)Sanmina Corp.                                    300,000       15,000
                                      (a)(b)Sevin Rosen Fund V, L.P.,
                                            2.8% limited partnership interest                     --        1,220
                                         (b)Solectron Corp.                                   50,000        2,869
                                            Sony Corp.                                        11,000          801
                                         (b)Sterling Commerce, Inc.                          300,000        7,763
                                         (b)Tencor Instruments                               185,000        8,209
                                         (b)Teradyne                                         250,000        8,187
                                            ---------------------------------------------------------------------
                                                                                                          104,160
                                            ---------------------------------------------------------------------
                                            TOTAL COMMON STOCKS--95.0%
                                            (Cost: $848,802)                                              982,505
                                            ---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--4.5%                            Yield--5.55% to 5.76%
                                             Due--May 1997
                                             (Cost: $46,008)                                $46,100        46,006
                                             --------------------------------------------------------------------
                                             TOTAL INVESTMENTS--99.5%
                                             (Cost: $894,810)                                           1,028,511
                                             --------------------------------------------------------------------
                                             OTHER ASSETS, LESS LIABILITIES--.5%                            5,044
                                             --------------------------------------------------------------------
                                             NET ASSETS--100%                                          $1,033,555
                                             --------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on April 30, 1997, with the exception of Socket Communications, Inc., which was valued at 85% of current market value. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At April 30, 1997, the value of the Fund's restricted securities was $10,400,000, which represented 1.01% of net assets.

                                                                 DATE OF               NUMBER
                      SECURITY DESCRIPTION                     ACQUISITION           OF SHARES               COST
      ----------------------------------------------------------------------------------------------------------------------
                                                                                   17.9% limited
      Advanced Technology Ventures II, L.P.                   December 1994     partnership interest      $1,687,908
      ----------------------------------------------------------------------------------------------------------------------
                                                                June 1996
                                                                    to              2.5% limited
      Asset Management Associates 1996, L.P.                    April 1997      partnership interest         500,000
      ----------------------------------------------------------------------------------------------------------------------
                                                               October 1994
                                                                    to              3.1% limited
      Crosspoint Venture Partners 1993, L.P.                    July 1996       partnership interest       1,488,231
      ----------------------------------------------------------------------------------------------------------------------
                                                               October 1994
                                                                    to              5.0% limited
      GEO Capital III L.P.                                    December 1996     partnership interest       1,878,377
      ----------------------------------------------------------------------------------------------------------------------
                                                                April 1996
                                                                    to              2.9% limited
      GEO Capital IV, L.P.                                     January 1997     partnership interest         750,000
      ----------------------------------------------------------------------------------------------------------------------
                                                                 May 1996
                                                                    to              6.1% limited
      Med Venture Associates II, L.P.                           April 1997      partnership interest         900,000
      ----------------------------------------------------------------------------------------------------------------------
      Metrika Systems                                         December 1996         133,333 shs.             999,998
      ----------------------------------------------------------------------------------------------------------------------
                                                                April 1996
                                                                    to              2.8% limited
      Sevin Rosen Fund V, L.P.                                 October 1996     partnership interest         821,934
      ----------------------------------------------------------------------------------------------------------------------
                                                                 May 1994
                                                                    to
      Socket Communications, Inc.                             December 1994         134,756 shs.        4.62 per share
      ----------------------------------------------------------------------------------------------------------------------
                                                              December 1995
                                                                    to
      Survivalink Corp. with warrants expiring 2001            October 1996           260,000           3.63 per share
      ----------------------------------------------------------------------------------------------------------------------
      Trex Medical                                            November 1995            60,000           10.25 per share
      ----------------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

    Based on the cost of investments of $894,810,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $200,194,000, the gross unrealized depreciation was $66,493,000 and the net unrealized appreciation on investments was $133,701,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $894,810)                                                $1,028,511
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   6,960
--------------------------------------------------------------------------
  Fund shares sold                                                     296
--------------------------------------------------------------------------
  Dividends                                                            178
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,035,945
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                         817
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                                562
--------------------------------------------------------------------------
  Fund shares redeemed                                                 100
--------------------------------------------------------------------------
  Management fee                                                       465
--------------------------------------------------------------------------
  Distribution services fee                                             53
--------------------------------------------------------------------------
  Administrative services fee                                          132
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               165
--------------------------------------------------------------------------
  Trustees' fees                                                        96
--------------------------------------------------------------------------
    Total liabilities                                                2,390
--------------------------------------------------------------------------
NET ASSETS                                                      $1,033,555
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $  778,635
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     121,219
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         133,701
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,033,555
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($925,599 / 83,191 shares outstanding)                            $11.13
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $11.81
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($83,178 / 7,787 shares outstanding)                              $10.68
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($5,600 / 520 shares outstanding)                                 $10.77
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($19,178 / 1,717 shares outstanding)                              $11.17
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)


------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  1,091
------------------------------------------------------------------------
  Interest                                                           861
------------------------------------------------------------------------
    Total investment income                                        1,952
------------------------------------------------------------------------
Expenses:
  Management fee                                                   3,050
------------------------------------------------------------------------
  Distribution services fee                                          315
------------------------------------------------------------------------
  Administrative services fee                                        850
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             841
------------------------------------------------------------------------
  Professional fees                                                   45
------------------------------------------------------------------------
  Reports to shareholders                                             87
------------------------------------------------------------------------
  Trustees' fees and other                                            24
------------------------------------------------------------------------
    Total expenses                                                 5,212
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (3,260)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                      145,253
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments          (149,052)
------------------------------------------------------------------------
Net loss on investments                                           (3,799)
------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (7,059)
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED               YEAR ENDED
                                                                APRIL 30,             OCTOBER 31,
                                                                   1997                  1996
-------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment loss                                           $   (3,260)               (6,765)
-------------------------------------------------------------------------------------------------
  Net realized gain                                                145,253               171,891
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           (149,052)              (92,784)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          (7,059)               72,342
-------------------------------------------------------------------------------------------------
Net equalization credits                                                --                    38
-------------------------------------------------------------------------------------------------
Distribution from net realized gain                               (170,334)             (148,702)
-------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       148,135               121,180
-------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (29,258)               44,858
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------
Beginning of period                                              1,062,813             1,017,955
-------------------------------------------------------------------------------------------------
END OF PERIOD                                                   $1,033,555             1,062,813
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Technology Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS


                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $3,050,000 for the six months ended April 30, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS
                                                                   RETAINED BY      COMMISSIONS ALLOWED
                                                                       ZKDI          BY ZKDI TO FIRMS
                                                                 ----------------   -------------------
                             Six months ended
                             April 30, 1997                          $107,000             354,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B

NOTES TO FINANCIAL STATEMENTS

                             and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                     DISTRIBUTION FEES     COMMISSIONS AND
                                                                          AND CDSC        DISTRIBUTION FEES
                                                                        RECEIVED BY         PAID BY ZKDI
                                                                            ZKDI              TO FIRMS
                                                                     -----------------    -----------------
                             Six months ended
                             April 30, 1997                               $385,000              609,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                        ASF PAID BY
                                                                        THE FUND TO         ASF PAID BY
                                                                            ZKDI           ZKDI TO FIRMS
                                                                     ------------------   ---------------
                             Six months ended
                             April 30, 1997                               $850,000            893,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $545,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended April 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------

4   INVESTMENT TRANSACTIONS  For the six months ended April 30, 1997, investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,055,760

                             Proceeds from sales                       1,099,886

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                        APRIL 30, 1997                 OCTOBER 31, 1996
                                                     --------------------            --------------------
                                                     SHARES        AMOUNT            SHARES        AMOUNT

                             ----------------------------------------------------------------------------
                              SHARES SOLD
                             ----------------------------------------------------------------------------
                              Class A                 4,673       $ 55,653            6,779       $ 84,646
                             ----------------------------------------------------------------------------
                              Class B                 2,598         30,236            4,430         55,798
                             ----------------------------------------------------------------------------
                              Class C                   287          3,341              403          5,168
                             ----------------------------------------------------------------------------
                              Class I                   826          9,871              947         11,854
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ----------------------------------------------------------------------------
                              Class A                10,358        125,743           10,245        109,842
                             ----------------------------------------------------------------------------
                              Class B                   975         11,403              650          6,818
                             ----------------------------------------------------------------------------
                              Class C                    57            672               25            262
                             ----------------------------------------------------------------------------
                              Class I                   218          2,652              244          2,616
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              SHARES REDEEMED
                             ----------------------------------------------------------------------------
                              Class A                (5,693)       (67,897)          (8,858)      (111,018)
                             ----------------------------------------------------------------------------
                              Class B                (1,155)       (13,557)          (2,317)       (28,675)
                             ----------------------------------------------------------------------------
                              Class C                  (145)        (1,723)            (216)        (2,686)
                             ----------------------------------------------------------------------------
                              Class I                  (678)        (8,259)          (1,054)       (13,445)
                             ----------------------------------------------------------------------------
                             ----------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ----------------------------------------------------------------------------
                              Class A                    86          1,043              151          1,900
                             ----------------------------------------------------------------------------
                              Class B                   (89)        (1,043)            (156)        (1,900)
                             ----------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS          $148,135                        $121,180
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           ------------------------------------------------
                                                                     CLASS A
                                           ------------------------------------------------
                                             SIX MONTHS        YEAR ENDED OCTOBER 31,
                                               ENDED        -------------------------------
                                           APRIL 30, 1997   1996    1995    1994    1993
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period           $13.16       14.63   11.50   10.68    9.95
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            (.03)       (.08)   (.03)     --    (.01)
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain                .11         .74    4.66    1.49    2.03
-------------------------------------------------------------------------------------------
Total from investment operations                  .08         .66    4.63    1.49    2.02
-------------------------------------------------------------------------------------------
Less distribution from net realized gain         2.11        2.13    1.50     .67    1.29
-------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.13       13.16   14.63   11.50   10.68
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    (.73)%      7.83   47.30   14.95   21.76
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          .87%        .89     .88     .89     .81
-------------------------------------------------------------------------------------------
Net investment income (loss)                     (.50)%      (.62)   (.23)    .05    (.06)
-------------------------------------------------------------------------------------------

                                                             CLASS B
                                                             YEAR ENDED
                                             SIX MONTHS      OCTOBER 31,     MAY 31 TO
                                               ENDED        -------------   OCTOBER 31,
                                           APRIL 30, 1997   1996    1995       1994
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.77       14.39   11.45       9.99
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            (.09)       (.19)   (.15)      (.05)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain                .11         .70    4.59       1.51
---------------------------------------------------------------------------------------
Total from investment operations                  .02         .51    4.44       1.46
---------------------------------------------------------------------------------------
Less distribution from net realized gain         2.11        2.13    1.50         --
---------------------------------------------------------------------------------------
Net asset value, end of period                 $10.68       12.77   14.39      11.45
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   (1.28)%      6.76   45.65      14.61
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                         1.85%       1.87    1.82       1.99
---------------------------------------------------------------------------------------
Net investment loss                             (1.48)%     (1.60)  (1.17)     (1.08)
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                        ---------------------------------------    -------------------------------------
                                                        CLASS C                                   CLASS I
                                        ---------------------------------------    -------------------------------------
                                        SIX MONTHS    YEAR ENDED                   SIX MONTHS
                                          ENDED       OCTOBER 31,     MAY 31 TO      ENDED      YEAR ENDED     JULY 3 TO
                                        APRIL 30,    -------------   OCTOBER 31,   APRIL 30,    OCTOBER 31,   OCTOBER 31,
                                           1997      1996    1995       1994          1997         1996          1995
--------------------------------------------------------------------------------     ------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------     ------------------------------------
Net asset value, beginning of period      $12.85     14.45   11.45       9.99        13.20         14.64         12.72
--------------------------------------------------------------------------------     ------------------------------------
Income from investment operations:
  Net investment loss                       (.08)     (.18)   (.15)      (.05)        (.03)         (.07)         (.02)
--------------------------------------------------------------------------------     ------------------------------------
  Net realized and unrealized gain           .11       .71    4.65       1.51          .11           .76          1.94
--------------------------------------------------------------------------------     ------------------------------------
Total from investment operations             .03       .53    4.50       1.46          .08           .69          1.92
--------------------------------------------------------------------------------     ------------------------------------
Less distribution from net realized
  gain                                      2.11      2.13    1.50         --         2.11          2.13            --
--------------------------------------------------------------------------------     ------------------------------------
Net asset value, end of period            $10.77     12.85   14.45      11.45        11.17         13.20         14.64
-----------------------------------------------------------------------------        ------------------------------------
TOTAL RETURN (NOT ANNUALIZED)              (1.17)%    6.88   46.23      14.61         (.72)         8.06         15.09
--------------------------------------------------------------------------------     ------------------------------------
--------------------------------------------------------------------------------     ------------------------------------
 RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
--------------------------------------------------------------------------------     ------------------------------------
Expenses                                    1.76%     1.82    1.76       1.83          .76           .76           .65
--------------------------------------------------------------------------------     ------------------------------------
Net investment loss                        (1.39)%   (1.55)  (1.11)      (.92)        (.39)         (.49)         (.33)
--------------------------------------------------------------------------------     ------------------------------------

---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------

                                             SIX MONTHS                YEAR ENDED OCTOBER 31,
                                               ENDED        ---------------------------------------------
                                           APRIL 30, 1997     1996        1995       1994      1993
---------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                   $1,033,555     1,062,813   1,017,955   713,654   612,604
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                201%          121         105        81        95
---------------------------------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the six months ended April 30, 1997 and the year ended October 31, 1996 were $.0580 and $.0558, respectively.


NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1997 were determined based on average shares outstanding.

NOTES

NOTES

TRUSTEES AND OFFICERS


TRUSTEES                                     OFFICERS

STEPHEN B. TIMBERS                           FRANK D. KORTH
President and Trustee                        Vice President

DAVID W. BELIN                               CHARLES R. MANZONI, JR.
Trustee                                      Vice President

LEWIS A. BURNHAM                             JOHN E. NEAL
Trustee                                      Vice President

DONALD L. DUNAWAY                            STEVEN H. REYNOLDS
Trustee                                      Vice President

ROBERT B. HOFFMAN                            PHILIP J. COLLORA
Trustee                                      Vice President
                                             and Secretary
DONALD R. JONES
Trustee                                      JEROME L. DUFFY
                                             Treasurer
DOMINIQUE P. MORAX
Trustee                                      ELIZABETH C. WERTH
                                             Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

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                                    P.O. Box 419557
                                    Kansas City, MO 64141

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CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    127 West 10th Street
                                    Kansas City, MO 64105

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INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER               ZURICH KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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